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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003


                       Nucentrix Broadband Networks, Inc.

              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-23694                    73-1435149
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (972) 662-4000
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 13, 2003, Nucentrix Broadband Networks, Inc. ("Nucentrix"), issued a press release announcing that it had filed a Form 15 with the Securities and Exchange Commission ("SEC") terminating the registration of its common stock under the Securities and Exchange Act of 1934 (the "Exchange Act") and that in connection with the filing of the Form 15, Nucentrix would suspend the filing of periodic reports under the Exchange Act. The press release also stated that as a result of filing the Form 15 with the SEC, Nucentrix's common stock would be delisted from the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") prior to the opening of the NASDAQ National Market on August 14, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1     Press release, dated August 13, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Nucentrix Broadband Networks, Inc.


  Dated:  August 14, 2003                 By:  /s/  J. Curtis Henderson
                                             -----------------------------------
                                          Name:    J. Curtis Henderson
                                          Title:   Senior Vice President